Exhibit 10.3

Execution Version

STERICYCLE, INC.

SECOND AMENDMENT

This SECOND AMENDMENT, dated as of November 15, 2018 (this “Amendment”), is entered into by and among STERICYCLE, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company signatory hereto (collectively, the “Subsidiary Loan Parties”), the Lenders (as defined below) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the

“Administrative Agent”) under that certain Credit Agreement, dated as of November 17, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Company, the financial institutions from time to time party thereto as lenders (the “Lenders”) or as “L/C Issuers”, the Subsidiaries of the Company party thereto as “Designated Borrowers”, and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof and effective as of the Effective Date (defined below), Section 7.04(c) of the Credit Agreement is hereby deleted and the following is inserted in lieu thereof:

(c) the Company or any Subsidiary may consummate any (i) Permitted Acquisition and (ii) Disposition permitted by Section 7.05 (other than Section 7.05(f)).

2. Conditions to Effectiveness. The provisions of Section 1 of this Amendment shall be deemed to have become effective as of November 17, 2017 (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the following:

(a) the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered on behalf of each of the Company, each Subsidiary Loan Party and the Required Lenders; and

(b) unless waived by the Administrative Agent, the Company having paid all fees, charge and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the date hereof.

3. Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, examinership or similar laws affecting creditors’ rights generally and by principles of equity);

(b) Each Loan Party (i) is duly organized or formed, validly existing and in good standing (if applicable in such Loan Party’s jurisdiction of incorporation or organization) under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment;

(c) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law;

(d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment;

(e) After giving effect to this Amendment, no Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

(f) The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representation  and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 thereof shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 thereof.

4. Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK. This Amendment shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

5. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, together with the other Loan Documents, constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

8. Reaffirmation. Except as specifically modified by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

9. Guarantors. Each Guarantor hereby consents to this Amendment and reaffirms the terms and conditions of each Guaranty and each other Loan Document executed by it and acknowledges and agrees that each and every such Guaranty and other Loan Document executed by such Guarantor in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[Remainder of this page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ronaldo Naval

Name: Ronaldo Naval

Title:   Vice President

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By:_________________

Name:

Title:

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:_________________

Name:

Title:

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Matthew N. Walt

Name: Matthew N. Walt

Title:   Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

STERICYCLE, INC., as the Company

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Executive Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL, LTD., as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Director

SRCL LIMITED, as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Director

STERICYCLE EUROPE S.à.r.l., as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: A manager

STERICYCLE, ULC, as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Executed Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

STERICYCLE ENVIRONMENTAL SOLUTIONS, INC., as a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Vice President, Secretary and Treasurer

SHRED-IT USA LLC, as a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Vice President, Secretary and Treasurer

STERICYCLE COMMUNICATION SOLUTIONS, INC., as a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Vice President, Secretary and Treasurer

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

STERICYCLE ESPAÑA, S.L. (Sociedad Unipersonal),

as a Guarantor

By: /s/ Franciscus J.M. Ten Brink
Name:Franciscus J.M. Ten Brink
Title:Administrador Único

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew Bicker
Name:Andrew Bicker
Title:Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

HSBC BANK PLC, as a Lender

By: /s/ Giovanna Padua
Name:Giovanna Padua
Title:Relationship Banker

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Krys Szremski
Name:Krys Szremski
Title:Executive Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

MUFG BANK, LTD., f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Maria F. Maia
Name:Maria F. Maia
Title:Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ James D. Weinstein
Name:James D. Weinstein
Title:Managing Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Sara Barton
Name:Sara Barton
Title:Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ James N. DeVries
Name:James N. DeVries
Title:Senior Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

BMO HARRIS BANK N.A., as a Lender

By: /s/ Brian J. Doyle
Name:Brian J. Doyle
Title:Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

BMO HARRIS FINANCING INC., as a Lender

By: /s/ Brian J. Doyle
Name:Brian J. Doyle
Title:Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By: /s/ Gilberto Gonzalez
Name:Gilberto Gonzalez
Title:S.V.P.

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Mathias Eichwald
Name:Mathias Eichwald
Title:Director

By: /s/ Tommaso Maiocchi
Name:Tommaso Maiocchi
Title:Associate Director

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Mahesh Mohan
Name:Mahesh Mohan

Title:Authorized Signatory

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By: /s/ Michael Chen
Name:Michael Chen Title:Authorized Signatory

CITIZENS BANK, N.A., as a Lender By: /s/ Matthew PossanzaName:Matthew PossanzaTitle:Officer

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Bridget Anderson
Name:Bridget Anderson
Title:Assistant Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

SANTANDER BANK, N.A., as a Lender

By: /s/ Andres Barbosa
Name:Andres Barbosa
Title:Executive Director

By: /s/ Carolina Gutierrez
Name:Carolina Gutierrez
Title:Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page

THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Brittany Mondane
Name: Brittany Mondane Title: Vice President

Stericycle, Inc.

Second Amendment to Credit Agreement

Signature Page